UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

INTELLIGENT PROTECTION MANAGEMENT CORP.

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

30 Jericho Executive Plaza, Suite 400E
Jericho, NY 11753
(212) 967-5120

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Intelligent Protection Management Corp. to be held on May 7, 2026 at 9:00 a.m., Eastern Time. The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live audio webcast. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location. You will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting online by visiting https://edge.media-server.com/mmc/p/tid8riw2.

During fiscal 2025, we completed our first year of operations as a managed technology solutions provider following our acquisition of Newtek Technology Solutions, Inc. Following the acquisition, we streamlined our service operations and our technology vendor, partner, licensing and manufacturer cost centers. We also made significant progress on a number of key metrics, including managed recurring revenue growth, expense optimization and risk management. We have important differentiators that set us apart from our industry competitors — large and small — and have significant competitive advantages over those peers that lack our levels of expertise in highly regulated vertical markets, including legal, healthcare, finance and banking. We believe our success in these markets represents a large opportunity in the coming years.

From a customer service perspective, our managed clients benefit from a VIP high-touch experience with a dedicated technology manager as a single point of contact, as opposed to competitors in our industry that use automated voice response to phone calls, telephonic menus and handing off service calls to agents in call centers in foreign countries; all of which can be frustrating and can impact the customer experience. Our clients speak directly to their IPM account team members who deeply understand the client’s needs and business goals. This is an important IPM customer service advantage that fuels our superior customer loyalty, so much so that in 2025 we retained all major clients while entering new markets with near zero churn. We are very excited about what lies ahead and the prospect of expanding our managed technology solutions business.

Enclosed are the notice of the Annual Meeting and proxy statement, which describe the business that will be acted upon at the Annual Meeting, as well as our 2025 Annual Report, which includes our audited financial statements for the fiscal year ended December 31, 2025.

Your vote is very important, regardless of the number of shares of common stock you own. To vote your shares of common stock, please refer to the instructions included on the enclosed proxy card. If your shares are held in the name of a broker, trust, bank or other nominee and you receive these materials through such intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker, trust, bank or other nominee or contact your broker, trust, bank or other nominee directly in order to obtain a proxy issued to you by your intermediary to vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the Annual Meeting. On behalf of the Board of Directors, I urge you to follow the instructions provided to you and vote your shares today, even if you plan to attend the virtual meeting.

Thank you for your support of our company. I look forward to speaking with you at the Annual Meeting.

Sincerely,
/s/ Jason Katz
Jason Katz
Chief Executive Officer and Chairman

Intelligent Protection Management Corp.
30 Jericho Executive Plaza, Suite 400E
Jericho, NY 11753
(212) 967-5120

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 7, 2026

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Intelligent Protection Management Corp., a Delaware corporation (the “Company”), will be held on Thursday, May 7, 2026 at 9:00 a.m., Eastern Time, by means of a live audio webcast for the following purposes:

(1)    Director Election Proposal — To elect seven directors to serve until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified; and

(2)    Auditor Ratification Proposal — To ratify the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Stockholders will also transact any other business that may properly come before the Annual Meeting or any adjournment(s), postponement(s) or recess(es) thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Company’s Board of Directors (the “Board”) has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends that you vote “FOR” proposals 1 and 2 at the Annual Meeting.

The Board has fixed 5:00 p.m., Eastern Time, on March 27, 2026 as the record date for the Annual Meeting (the “Record Date”). Only holders of shares of the Company’s common stock of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s), adjournment(s) or recess(es) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the headquarters of the Company during regular business hours for a period of 10 calendar days ending on the day before the Annual Meeting. If you would like to review the list, please contact our Investor Relations department by emailing IR@ipm.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 7, 2026:
Our Proxy Statement and 2025 Annual Report are available at:

http://www.astproxyportal.com/ast/24835

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your stock is registered in your name, even if you plan to attend the Annual Meeting online, we request that you vote your shares in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your stock will be represented at the Annual Meeting.

If your stock is held in the name of a broker, trust, bank or other nominee and you receive these materials through such intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker, trust, bank or other intermediary or contact your broker, trust, bank or other nominee directly in order to obtain a proxy issued to you by your intermediary to attend the Annual Meeting and vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors
/s/ Jason Katz
Jason Katz
Chief Executive Officer and Chairman

Jericho, New York

April 15, 2026

i

30 Jericho Executive Plaza, Suite 400E
Jericho, New York 11753
(212) 967-5120

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PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 7, 2026

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The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Intelligent Protection Management Corp., a Delaware corporation (the “Company”), to be voted at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 7, 2026, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s), postponement(s) or recess(es) of the Annual Meeting. This proxy statement (this “Proxy Statement”) and accompanying form of proxy are expected to be first sent or given to stockholders on or about April 15, 2026.

The executive offices of the Company are located at, and the mailing address of the Company is, 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. Unless the context otherwise indicates, references to “IPM,” “we,” “our,” “us” and the “Company” refer to Intelligent Protection Management Corp. and its subsidiaries on a consolidated basis.

___________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 7, 2026:

Our Proxy Statement and 2025 Annual Report are available at:

___________________________

http://www.astproxyportal.com/ast/24835

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker, trust, bank or other nominee in order to vote your stock at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that the regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the following matters outlined in the Notice:

(1)    to elect seven directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified (the “Director Election Proposal”);

(2)    to ratify the appointment of Grassi & Co., CPAs, P.C. (“Grassi”) as our independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

(3)    to transact any other business that may properly come before the Annual Meeting or any adjournment(s), postponement(s) or recess(es) thereof.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, SEC rules allow us to send only one proxy statement to that address, unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact us at Intelligent Protection Management Corp., 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753, Attn: Investor Relations or by calling (212) 967-5120 or emailing IR@ipm.com. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a broker, trust, bank or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address, phone number or email set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, we may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold stock. Similarly, if you are a stockholder of record and hold stock in a brokerage account, you will receive a proxy card for stock held in your name and a voting instruction card for stock held in “street name.” See “What is the difference between a stockholder of record and a ‘street name’ holder?” below for more information. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your stock is voted.

Why have a virtual meeting?

We have determined to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate from any location around the world.

What do I need to do to attend the virtual Annual Meeting?

We will be hosting the Annual Meeting online via an audio webcast.

Record Holders:    If you were a stockholder of record as of the close of business on March 27, 2026 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Equiniti Trust Company, LLC (“Equiniti”)), you can attend the Annual Meeting by accessing https://edge.media-server.com/mmc/p/tid8riw2 and selecting the button “I have a Control Number.” You will then be directed to a screen where you will enter: (i) the 11-digit control number on the proxy card and (ii) the meeting password “intelligent2026”. Please note the meeting password is case sensitive. Once you have completed these steps, select the “login” button, which will take you to the Annual Meeting page where you can vote, submit written questions and listen to the meeting. If you are a stockholder of record and misplaced your 11-digit control number, please call Equiniti at 800-937-5449.

Beneficial Owners:    If you were a beneficial owner as of the close of business on March 27, 2026 (i.e., you hold your shares in “street name” through an intermediary, such as a broker, trust, bank or other nominee), you must register in advance to attend the Annual Meeting. To register, please obtain a legal proxy from the broker, trust, bank or other nominee that is the record holder of your shares and then submit the legal proxy, along with your name and email address, to Equiniti to receive an 11-digit control number that may be used to access the Annual Meeting site provided above. Any control number that was provided with your proxy materials, likely a 16-digit number, will not provide access to the Annual Meeting site. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by Equiniti no later than 5:00 p.m., Eastern Time, on May 6, 2026. All such requests should be submitted (i) by email to proxy@equiniti.com or (ii) by mail to Equiniti Trust Company, LLC, Attn: Proxy Department, 55 Challenger Road, 2nd Floor, Ridgefield Park, NJ 07660. Obtaining a legal proxy may take several days, and stockholders are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from Equiniti, please follow the steps set forth above for “Record Holders” to attend the Annual Meeting.

A summary of the information you need to attend the Annual Meeting online is provided below:

•        Any stockholder can attend the Annual Meeting by visiting https://edge.media-server.com/mmc/p/tid8riw2 and following the instructions on your proxy card.

•        We encourage you to access the Annual Meeting online prior to its start time.

•        The Annual Meeting starts at 9:00 a.m., Eastern Time.

•        Stockholders may vote electronically while attending the Annual Meeting.

•        Please have the control number printed on your proxy card we have provided to you (or the control number that was provided to you by Equiniti) to join the Annual Meeting.

What is the record date and what does it mean?

The record date determines the stockholders that are entitled to notice of, and to vote at, the Annual Meeting. The record date for the Annual Meeting is 5:00 p.m., Eastern Time, on March 27, 2026 (the “Record Date”). The Record Date was established by our Board as required by Delaware law. As of the Record Date, 9,085,729 shares of our common stock, excluding shares held by us as treasury stock, were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Only the holders of common stock at 5:00 p.m., Eastern Time, on the Record Date may vote at the Annual Meeting. Holders of shares of our Series A Non-Voting Common Equivalent Stock are not entitled to vote at the Annual Meeting.

What are the voting rights of the common stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting. Neither our Certificate of Incorporation, as amended (the “Charter”), nor our Amended and Restated Bylaws, as amended (the “Bylaws”), allow for cumulative voting rights.

The presence, in person or by proxy, of the holders of a majority of the shares of the Company outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the chairperson of the meeting or the stockholders present in person or by proxy and entitled to vote at the Annual Meeting may adjourn or recess the Annual Meeting from time to time until a quorum is present or represented, but no business may be transacted at any adjourned meeting except which could have been lawfully transacted had the meeting not been adjourned. Pursuant to our Bylaws, for the purposes of this virtual Annual Meeting, presence “in person” is satisfied by being present online during the audio webcast at https://edge.media-server.com/mmc/p/tid8riw2.

What is the difference between a stockholder of record and a “street name” holder?

If your stock is registered directly in your name with Equiniti, the Company’s transfer agent, you are considered the stockholder of record with respect to that stock. The Proxy Statement and proxy card have been sent directly to you by the Company’s transfer agent.

If your stock is held in a stock brokerage account or by a trust, bank or other nominee, such nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” The Proxy Statement has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your stock by using the voting instructions it included in the mailing or by following its instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your stock with respect to the Director Election Proposal. Your broker does have discretionary authority to vote your stock with respect to the Auditor Ratification Proposal.

How do I vote my stock?

If you are a record holder, you may vote your common stock by following the instructions included on your proxy card. To vote at the Annual Meeting, you must attend the Annual Meeting online and submit a ballot in accordance with the instructions provided at https://edge.media-server.com/mmc/p/tid8riw2. The ballot will be provided online during the Annual Meeting. See “What do I need to do to attend the virtual Annual Meeting?” above for more information.

If you hold some or all of your stock in “street name,” your broker, trust, bank or other nominee should provide to you a request for voting instructions for the stock together with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your stock. Alternatively, if you want to vote your stock online at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to obtain a nominee-issued proxy, you will not be able to vote your nominee-held stock online at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Equiniti, the inspector of election appointed for the Annual Meeting, or its substitute. Votes for each proposal will be tabulated separately.

Can I vote my stock online at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your stock at the virtual meeting by completing a ballot online at the Annual Meeting at https://edge.media-server.com/mmc/p/tid8riw2. See “What do I need to do to attend the virtual Annual Meeting?” and “How do I vote my stock?” above for more information.

If you hold your stock in “street name,” you may vote your stock online only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the stock.

Even if you currently plan to attend the Annual Meeting online, we recommend that you also vote your shares as soon as possible so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

With respect to the proposals to be acted upon at the Annual Meeting, you may vote as follows:

•        Director Election Proposal — “FOR” each of the director nominees listed in the Director Election Proposal (the “Director Nominees”), “WITHHOLD” from each of the Director Nominees, or “WITHHOLD” from individual Director Nominees; and

•        Auditor Ratification Proposal — “FOR,” “AGAINST” or “ABSTAIN.”

How does the Board recommend that I vote my stock?

The Board recommends that you vote your stock as follows:

•        “FOR” each of the Director Nominees; and

•        “FOR” the Auditor Ratification Proposal.

What if I do not specify how I want my stock voted on my proxy card?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your stock with respect to one or more of the proposals, the proxies designated on the proxy card will vote your stock for each proposal as to which you provide no voting instructions in the following manner:

•        “FOR” each of the Director Nominees; and

•        “FOR” the Auditor Ratification Proposal.

We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the Annual Meeting, then the designated proxies will vote your stock in accordance with applicable law and their judgment.

If you are a “street name” holder and do not provide voting instructions with respect to one or more proposals, your broker, trust, bank or other nominee will be unable to vote your stock with respect to certain proposals. See “What is a broker non-vote?” above for more information.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy by any of the following means:

•        attending the Annual Meeting and voting your stock by ballot online at the Annual Meeting;

•        completing and submitting a new valid proxy bearing a later date;

•        voting by telephone or via the Internet as instructed in your proxy card (only your latest telephone or Internet proxy is counted); or

•        giving written notice of revocation to the Company addressed to the Company’s Corporate Secretary at the Company’s address above, which notice must be received before noon, Eastern Time, on May 6, 2026.

If you are a “street name” holder, your broker, trust, bank or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the affirmative vote by the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the Director Nominees (i.e., the Director Nominees that receive the most votes from the holders of the shares of our common stock for their election will be elected). Assuming the presence of a quorum, the Auditor Ratification Proposal requires the affirmative vote, in person or by proxy, of the majority of votes cast “for” or “against” such proposal at the Annual Meeting.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect on the Director Election Proposal and the Auditor Ratification Proposal.

Broker non-votes will be included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on the Director Election Proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker, trust, bank or other nominee has discretionary authority to vote your shares of common stock with respect to such proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies may be solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the accompanying Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the stock represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

Where can I find voting results?

The Company expects to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Investor Relations by emailing IR@ipm.com.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS

Our mission at IPM is to provide dedicated server hosting, cloud hosting, data storage, managed security, backup and disaster recovery, and other related services, including consulting and implementing technology solutions for enterprise and commercial clients across the United States. We also believe that we have a responsibility to the communities in which we operate, and we believe that operating our company in a responsible manner will help drive the long-term growth of our business. Our initiatives are an integral part of how we operate and are intended to foster a culture where our employees are proud of the company for which they work. We attempt to fulfill these responsibilities in many ways, including by adhering to the beliefs and taking the actions set forth below:

Focus Area	What We Believe and Do
Customers	• We actively listen to our customers through regular feedback mechanisms, such as surveys, focus groups and customer reviews to understand how we can better serve our customers’ wide range of needs.
Stockholders	• We participate in a Virtual Investor Awareness Program in an effort to raise engagement and streamline communications with our stockholders.
Employees

•   We believe in fostering an inclusive and diverse work environment that is intended to enable all of our team members to achieve their goals and contribute. We are an equal opportunity employer that is committed to inclusion and diversity, and we take affirmative action to ensure equal opportunity for all applicants without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, disability, Veteran status or other legally protected characteristics.

•   We offer ample vacation days and flexible work programs to support the work-life balance of our employees.

•   We offer our employees a top-quality health care package, commuter benefits, maternity/paternity support and a 401(k) program.

Governance

•   Our Code of Conduct guides all our corporate interactions and all employees, officers and directors are required to sign and abide by our ethical standards.

•   We maintain insider trading and anti-hedging policies that prohibit our directors and executive officers from pledging or hedging Company securities.

•   We have a Whistle Blower Policy that encourages all employees to report any concerns, while protecting those who choose to disclose improper conduct.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board has nominated seven directors, Jason Katz, Kara Jenny, Yoram “Rami” Abada, Lance Laifer, Sidney Rabsatt, John Silberstein and Barry Sloane for election at the Annual Meeting by the stockholders. The number of members of our Board may be fixed from time to time by the majority of the entire Board and currently consists of seven directors.

Each director that is elected at a future annual meeting of stockholders, and each director that is elected to fill a vacancy or newly created directorship, shall hold a term of office that expires at the next annual meeting of stockholders and until his or her successor has been duly elected and qualified. The Board has nominated each Director Nominee for election as a director to serve for a term expiring at the annual meeting of stockholders to be held in 2027 and until his or her respective successor is duly elected and qualified.

Should any Director Nominee become unable or unwilling to accept his or her nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. The Director Nominees have each expressed an intention to serve the entire term for which election is sought.

Directors and Director Nominees

The following table sets forth the name, age and position of the directors currently serving on our Board, all of which are also Director Nominees:

Name	Age	Positions
Yoram “Rami” Abada	66	Director
Kara Jenny	57	Chief Financial Officer and Director
Jason Katz	63	Chief Executive Officer and Chairman of the Board
Lance Laifer	61	Director
Sidney Rabsatt	49	Director
John Silberstein	65	Director
Barry Sloane	66	Director

When considering whether the Director Nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in the directors’ individual biographies set forth below.

Yoram “Rami” Abada was appointed as a member of our Board in October 2016. Mr. Abada previously served as the President of Factory Direct Enterprises, one of the largest licensees of Ashley Furniture Home stores from March 2015 until March 2016. Prior to then, Mr. Abada served in a variety of roles at Jennifer Convertibles Inc., a specialist sofa bed chain headquartered in New York, where he began his career in 1982 and worked until September 2014. Most recently, Mr. Abada served as Jennifer Convertibles, Inc.’s President, Chief Financial Officer and Chief Operating Officer, as well as a member of its board of directors, from September 1999 until 2014. From 1997 until 2003, Mr. Abada served as a member of the board of directors of CCA Industries, Inc., a public company engaged in the manufacture and distribution of health and beauty aid products, and Mr. Abada currently serves as a member of the board of directors of 168 5th Avenue Realty Corp., a privately held real estate corporation. Mr. Abada holds a B.B.A. from the Bernard Baruch College of the City University of New York.

Mr. Abada’s background and experience as a lead executive officer and board member of public and private companies provides him with extensive knowledge of, and insights into, financial reporting and oversight, corporate strategy and board functions.

Kara Jenny was appointed as our Chief Financial Officer in December 2019 and as a member of our Board in November 2020. Ms. Jenny has over 25 years of senior financial expertise. During her career, Ms. Jenny has created overall corporate strategy and managed financial and accounting operations, including SEC and Sarbanes-Oxley compliance efforts. She has also overseen customer service, operations and legal functions as well as led strategic and annual planning processes and has been a key contributor in facilitating several rounds of equity financing, including preferred stock offerings, private investments in public equity, rights offerings and common stock offerings.

From 2014-2019, Ms. Jenny was Chief Financial Officer of Walker Innovation, a publicly traded intellectual property company. Previously, she was the Chief Financial Officer of Bluefly, Inc., an online retailer of designer apparel and accessories at a value. Ms. Jenny began her career at Arthur Andersen LLP and is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. She was selected to join the SEC’s Advisory Committee on Small and Emerging Companies and served on the Committee from 2011 until 2013.

Ms. Jenny’s background as the Chief Financial Officer of Bluefly, Inc. and Walker Innovation, as well as her decades of experience overseeing financial and accounting operations provide her with valuable insight into financial strategy and management of compliance processes.

Jason Katz has served as our Chairman of the Board since October 2016 and as our Chief Executive Officer since December 2019. Additionally, Mr. Katz previously served as our President and Chief Operating Officer from October 2016 to January 2025. Mr. Katz is the founder of A.V.M. Software, Inc. (d/b/a Paltalk) (“AVM”) and served as its Chief Executive Officer and as a member of its board of directors from 1998 through the completion of our merger with AVM, pursuant to which SAVM Acquisition Corporation, our then wholly owned subsidiary, merged with and into AVM, with AVM surviving as our wholly owned subsidiary (the “AVM Merger”), in October 2016. In his capacity as an executive officer and director of AVM, Mr. Katz oversaw the strategic direction of AVM and its subsidiaries and also managed its system infrastructure. Mr. Katz is an authority on instant messaging as well as web-based voice and video. Mr. Katz has appeared at numerous industry forums as well as on Bloomberg Radio and CNN Radio. Prior to AVM, Mr. Katz co-founded MJ Capital, a money management firm. Earlier in his career, Mr. Katz was a corporate lawyer at the New York office of Fulbright & Jaworski. Mr. Katz earned a J.D. from the New York University School of Law (1988) and a B.A. in Economics from the University of Pennsylvania (1985).

Mr. Katz’s background and expertise as the Chief Executive Officer of AVM and decades of industry experience provides our Board with valuable industry insight and management expertise.

Lance Laifer was appointed as a member of our Board in October 2016. Mr. Laifer served as a member of AVM’s board of directors from 1999 through the completion of the AVM Merger in October 2016. Mr. Laifer has also served as the Chief Executive Officer of Blue Frog Open Track Media Management since 2018, All The World’s A Stage AI, Inc. since 2025 and each of Old Forge Media Management and Old Forge Asset Management (together, “Old Forge”), a network of social media advertising and marketing companies, since 2013 and 2011, respectively, as well as the Chief Executive Officer of Laifer Capital Management, Inc., an investment firm, since 1992. Prior to his service at Old Forge, Mr. Laifer was the Chief Executive Officer of Wapiti Capital Management, LLC. Mr. Laifer also served on the board of directors of ValueVision from 1992 to 1995. Mr. Laifer’s decades of experience provide him with unique investment and capital market insights, as well as background analyzing the risks and strategies of companies in the social media industry.

Sidney Rabsatt was appointed as a member of our Board in January 2025. Mr. Rabsatt is a seasoned executive with nearly 30 years of experience in technology and over 15 years driving product vision, strategy, and execution in high-profile technology companies and roles. He currently serves as Chief Product Officer at MindsDB, an artificial intelligence company focused on surfacing the knowledge in Enterprise data to power AI apps and agents, where he is responsible for creating and driving product vision and strategy. Previously, Mr. Rabsatt served as Head of Product at Anyscale from April 2023 to January 2024, and as Director of Product Management for Cloud Application & Content Delivery and Media & Entertainment at Google from June 2021 to March 2023. Mr. Rabsatt was Vice President of Product Management for Modern Applications and APIs at F5 Networks from May 2019 to May 2021, and Vice President of Product Management at NGINX from November 2017 to May 2019. He received his B.S. in Computer Engineering from the Georgia Institute of Technology and his MBA from Baruch College.

Mr. Rabsatt’s proven track record of success in leading product teams and delivering innovative solutions in several areas, including AI/ML and Cloud Infrastructure, Modern App/Cloud Infrastructure, Enterprise Networking, Observability/AIOps, and Streaming Media & Gaming, provides our Board with valuable insight into these areas.

John Silberstein was appointed as a member of our Board in October 2016. Mr. Silberstein was a member of AVM’s board of directors from 1999 through the completion of the AVM Merger in October 2016 and was General Counsel of AVM from 2000 to 2003. He began his career in October 1986 as a real estate attorney at Skadden, Arps, Slate, Meagher & Flom, and in April 1989 began working for The Mendik Company, which with its partners, owned and managed a portfolio of twelve million square feet of Class A commercial office buildings in New York City and its suburbs. After leaving The Mendik Company, from February 1999 to April 2005, Mr. Silberstein served as co-managing member of Five Spruce GP LLC, the managing member of a real estate company that acquired and subsequently sold eight residential apartment buildings in New York City. Most recently, Mr. Silberstein taught high school English at The Rivers School in Weston, Massachusetts from September 2010 to June 2016. Mr. Silberstein earned a B.A. from Brown University and a J.D. from New York University School of Law.

Mr. Silberstein’s experience representing AVM and other companies in complex and sophisticated matters, as well as his expertise in real estate acquisition and management, provides him with unique insights into business strategy and leadership.

Barry Sloane was appointed as a member of our Board in January 2025. Mr. Sloane has served as the Chairman and Chief Executive Officer of NewtekOne, Inc. (NASDAQ: NEWT) (“Newtek”) since 1999, as Newtek’s President since 2008 and Chairman and Chief Executive Officer of its bank subsidiary, Newtek Bank, N.A. (“Newtek Bank”), since January 2023. Mr. Sloane founded Newtek in 1998 and is an executive officer of each of Newtek’s subsidiaries. From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc., where he directed the Commercial and Residential Real Estate Securitization Unit, and was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, Mr. Sloane was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988, Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber.

Through his experience and his leadership roles at Newtek, Mr. Sloane provides our Board with extensive knowledge regarding the cloud infrastructure and cybersecurity sectors and a range of other public company topics.

Arrangements and Family Relationships

Each of our Director Nominees is currently serving on our Board. Except as pursuant to the Acquisition Agreement (as defined and described below) regarding Mr. Sloane, there are no agreements or understandings between our directors and executive officers or any other person pursuant to which they were selected as a director or executive officer. In addition, there are no family relationships between our directors and any of our executive officers.

Newtek Board Representative

Mr. Sloane was appointed to our Board as Newtek’s board representative pursuant to that certain Agreement and Plan of Merger, by and among the Company, PALT Merger Sub 1, Inc., PALT Merger Sub 2, LLC, Newtek Technology Solutions, Inc. (“NTS”) and Newtek (the “Acquisition Agreement”). Pursuant to the Acquisition Agreement, so long as Newtek, together with its affiliates, beneficially owns preferred stock and/or common stock, that in the aggregate, constitutes at least 10% of the total outstanding shares of the Company (on an as-converted and fully-diluted basis) we agreed to use our reasonable best efforts to have Newtek’s board representative elected as a member of the Board by the holders of our common stock and to solicit proxies for Newtek’s board representative to the same extent as we do for any of our other nominees to the Board.

Board Skills, Experience and Diversity

At IPM, we value diversity throughout our Company, including on our Board, and seek to achieve a mix of directors that represent a diversity of background and experience. We believe that diversity among the members of our Board is an integral component of effective corporate governance, improves the quality of decision-making and strategic vision and represents the kind of company we aspire to be. We believe our Board is representative of a diverse group of backgrounds and viewpoints.

The table below summarizes certain key qualifications, skills and attributes possessed by our directors that support their respective contributions to our Board. A check mark indicates a specific area of focus or expertise on which the Board particularly relies. Not having a check mark does not mean the director does not possess that qualification or skill. Our directors’ biographies above describe each director’s background and relevant experience in more detail.

Skill or Experience	Abada	Jenny	Katz	Laifer	Rabsatt	Silberstein	Sloane
Leadership	✓	✓	✓		✓		✓
Finance/Accounting	✓	✓		✓		✓	✓
Insurance		✓				✓	✓
Investor Relations		✓	✓	✓	✓		✓
Investments	✓		✓		✓		✓
HR/Executive Compensation	✓	✓			✓	✓	✓
Sustainability/ESG			✓			✓
Risk Management	✓	✓				✓	✓
Capital Markets		✓	✓	✓			✓

Vote Required

To be elected as a director, the Director Nominees must receive a plurality of the votes cast.

The Board recommends that you vote “FOR” each of the Director Nominees.

CORPORATE GOVERNANCE

Meetings of the Board of Directors and Committees

The Board held five meetings and acted four times by unanimous written consent during the 2025 fiscal year. During 2025, each director attended 75% or more of the aggregate number of meetings held by the Board and the committees of the Board on which such director served, if any, during the period for which such person served as a director. We have not adopted a formal policy regarding director attendance at our annual stockholder meetings; however, we encourage members of the Board to attend such meetings. Messrs. Abada, Katz, Laifer, Rabsatt, Silberstein and Sloane and Ms. Jenny, representing all of our directors at the time of our 2025 annual meeting of stockholders, attended the 2025 annual meeting.

Audit Committee

The audit committee consists of Mr. Abada, Mr. Laifer and Mr. Silberstein. Mr. Abada currently serves as the chairman of the audit committee. Our Board has determined that each of Mr. Abada, Mr. Laifer and Mr. Silberstein is independent under Nasdaq listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each audit committee member’s scope of experience and the nature of their current and prior employment.

The functions of the audit committee include:

•        selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing our policies on risk assessment and risk management;

•        reviewing and approving related party transactions and keeping the independent auditors informed of the audit committee’s understanding of our relationships and transactions with related parties;

•        obtaining and reviewing a report by the independent registered public accounting firm, as necessary, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law;

•        approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm; and

•        monitoring compliance with our Code of Conduct and investigating all reported complaints and allegations concerning violations of such code.

Pursuant to the audit committee charter, the audit committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the audit committee. Our Board has designated Mr. Abada as an “audit committee financial expert” as defined under the applicable SEC rules and determined that he has accounting or related financial management expertise as required under the applicable Nasdaq rules. A copy of the audit committee charter is available on our website at investors.ipm.com/corporate-governance. The audit committee held four meetings and acted two times by unanimous written consent during the 2025 fiscal year.

Compensation Committee

The compensation committee consists of Messrs. Abada and Silberstein. Mr. Silberstein currently serves as the chairman of the compensation committee. Our Board has determined that each of Mr. Abada and Mr. Silberstein is independent under Nasdaq listing standards and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee, with input from our Chief Executive Officer, reviews and approves, or recommends that our Board approve, the compensation of our directors and executive officers.

The functions of the compensation committee include:

•        reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•        reviewing and recommending that our Board approve the compensation of our directors;

•        reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;

•        administering our stock and equity incentive plans;

•        reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans;

•        reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy;

•        overseeing regulatory compliance with respect to other compensation matters, including overseeing and administering our compensation recovery policy; and

•        engaging with stockholders and proxy advisory firms on executive compensation matters.

Pursuant to the compensation committee charter, the compensation committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the compensation committee. During the 2025 fiscal year, the compensation committee did not engage an independent compensation consultant because it does not believe one is necessary or cost efficient for a company our size. A copy of the compensation committee charter is available on our website at investors.ipm.com/corporate-governance. The compensation committee held no meetings and acted by unanimous written consent one time during the 2025 fiscal year.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Messrs. Abada, Silberstein and Laifer. Mr. Silberstein currently serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for, among other things, (i) determining the qualifications, qualities and skills required to be a director of the Company and evaluating, selecting and approving nominees to serve as directors, (ii) periodically reviewing, assessing and making recommendations for changes to the Board and its committees and (iii) overseeing the process for evaluation of the Board.

Pursuant to the nominating and corporate governance committee charter, the nominating and corporate governance committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the nominating and corporate governance committee. In addition, the nominating and corporate governance committee has unrestricted access to and assistance from our officers, employees and independent auditors and the authority to employ experts, consultants and professionals to assist with performance of their duties. A copy of the nominating and corporate governance committee charter is available on our website at investors.ipm.com/corporate-governance. The nominating and corporate governance held no meetings during the 2025 fiscal year.

The nominating and corporate governance committee also considers director nominees put forward by stockholders. Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at the annual meeting of stockholders. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to the Corporate Secretary, Kara Jenny, at Intelligent Protection Management Corp., 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” included herein. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees that is specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made, and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made. Stockholder recommendations provided to the Corporate Secretary and received in accordance with the advance notice provisions in our Bylaws will be considered and evaluated by the nominating and corporate governance committee in the same manner as candidates recommended from other sources.

The nominating and corporate governance committee does not have any specific minimum qualifications that director nominees must have in order to be considered to serve on the Board. However, the nominating and corporate governance committee does take into consideration areas of expertise that director nominees may be able to offer, including professional experience, knowledge, abilities and industry knowledge or expertise. The nominating and corporate governance committee also considers the director nominees’ potential contribution to the overall composition and diversity of the Board.

Strategic Transactions Committee

The strategic transactions committee consists of Messrs. Laifer and Rabsatt. Mr. Laifer currently serves as the chairman of the strategic transactions committee. The strategic transactions committee is responsible for, among other things, identifying, evaluating and negotiating (subject to approval from the Board) strategic opportunities, including, but not limited to, investments, dispositions, potential mergers or accretive growth acquisitions of other assets or entities that are synergistic to the Company’s businesses.

The functions of the strategic transactions committee include:

•        reviewing the Company’s goals and strategy regarding strategic transactions with the Company’s management and making recommendations with respect to the Company’s near-term and long-term business objectives;

•        overseeing the process through which the Company identifies strategic transactions;

•        reviewing and evaluating proposed strategic transactions;

•        assisting the Company’s management with the negotiation and structuring of any proposed strategic transaction;

•        providing the Board with information and materials as appropriate to assist the Board in its evaluation, understanding or oversight of any proposed strategic transaction;

•        making recommendations to the Board concerning the authorization and approval of any proposed strategic transactions; and

•        after the completion of any strategic transaction, evaluating the execution, financial performance and integration of such strategic transaction, as applicable, in connection with the Company’s business objectives.

The strategic transactions committee has the authority to make decisions relating to identifying and evaluating any proposed strategic transaction and recommending that the Board approve any proposed strategic transaction. The Board reserves the power and authority to authorize and approve the consummation of any potential transaction recommended by the strategic transactions committee. During the 2025 fiscal year, the strategic transactions committee did not engage any independent consultants because it did not believe one was necessary or cost efficient for a company our size. The strategic transaction committee held no meetings during the 2025 fiscal year.

Report of the Audit Committee

Our audit committee reviewed the Company’s audited financial statements for the year ended December 31, 2025. The following is the report of the audit committee with respect to the Company’s audited financial statements for the year ended December 31, 2025, which includes the consolidated balance sheets of the Company as of December 31, 2025 and December 31, 2024, and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2025, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

Reviews and Discussions with Management

The audit committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The audit committee has discussed with its independent auditor the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”).

The audit committee has also received written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence and has discussed with the independent auditor its independence from the Company. The audit committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.

Based on the review and discussions referred to above, the audit committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

AUDIT COMMITTEE
Yoram “Rami” Abada (Chairman)
Lance Laifer
John Silberstein

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and Chief Executive Officer are currently fulfilled by one individual, with Jason Katz serving as our Chairman of the Board and as our Chief Executive Officer. Pursuant to our Bylaws, the Board is responsible for appointing the Chairman of the Board and the Chief Executive Officer. Our Bylaws permit the Chairman to also hold the position of Chief Executive Officer. The Board selects its Chairman and our Chief Executive Officer in the manner it considers to be in the best interest of the Company. In accordance with our Bylaws, the Board considers from time to time whether it is in the best interests of the Company to have the same person occupy the offices of Chairman of the Board and Chief Executive Officer, using its business judgment after considering all relevant circumstances. Our Board has determined that it is in the best interests of the Company and its stockholders at this time to have both (i) a combined Chairman and Chief Executive Officer role and (ii) a Board comprised of a majority of independent directors.

Jason Katz has served as our Chief Executive Officer since December 2019 and as Chairman of the Board since October 2016. The Board believes, at this time, that this structure is appropriate and in the best interests of the Company and its stockholders. Specifically, the Board acknowledges that Mr. Katz has significant experience managing the Company’s business operations, and the Board wants to preserve this continuity. Although the Board believes that this current leadership structure is appropriate at this time, the Board also believes that there is no specific leadership structure that best applies to all companies, nor is there one specific leadership structure that would permanently suit our Company. As a result, the decision as to whether to combine or separate the positions of Chairman and Chief Executive Officer may vary from time to time, as conditions and circumstances warrant.

We do not currently have a lead independent director. We have elected not to have a lead independent director because we do not believe one has been necessary or that it is cost efficient for a company of our size, and we do not expect to establish a lead independent director in the foreseeable future.

Our Board is primarily responsible for overseeing the Company’s risk management processes. The Board receives periodic reports from management concerning the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company, including risks related to cybersecurity, the Company’s general risk management strategy and whether any of our compensation policies and practices create risks to our risk management practices or provide incentives to our executives and other employees to take risks that are reasonably likely to have a material adverse effect on us. While the Board oversees the Company’s risk management, the Company’s management is responsible for day-to-day risk management processes. We believe that having Mr. Katz serve in both capacities is the most effective approach for addressing the risks facing our Company and that the structure of our Board supports this approach.

Director Independence

Nasdaq rules require that a majority of the members of our Board be independent directors. Our Board recently undertook its annual review of director independence in accordance with the applicable Nasdaq rules. The independence rules include a series of objective tests, including that the director is not employed by the Company and has not engaged in various types of business dealings with the Company. In addition, our Board is required to make a subjective determination as to each independent director that no relationships exist that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon these standards and the consideration of the information and the transactions and relationships discussed below, our Board determined that Yoram “Rami” Abada, Lance Laifer, Sidney Rabsatt and John Silberstein are independent, and that Jason Katz, Kara Jenny and Barry Sloane are not independent under such standards.

Certain Relationships and Related Party Transactions

Business Loan Agreement and Credit Agreement and Revolving Promissory Note

On April 10, 2025, the Company, Intelligent Protection LLC, a wholly owned subsidiary of the Company (“IPM LLC” and, together with the Company, the “Borrowers”), and Newtek Bank, a subsidiary of Newtek, entered into that certain business loan agreement and that certain credit agreement and revolving promissory note (together, the “Loan Agreements”), which provided for a secured revolving line of credit to the Borrowers in the maximum amount of $1,000,000 on the terms and conditions set forth in the Loan Agreements (the “Facility”). The obligations of the Borrowers under the Loan Agreements were secured by substantially all of the assets of the Borrowers.

The Facility matured on April 10, 2026 (the “Maturity Date”). There were no amounts outstanding under the Facility on the Maturity Date.

Barry Sloane, a director of the Company, is the Founder, President, Chairman and Chief Executive Officer of Newtek and the Chairman and Chief Executive Officer of Newtek Bank.

Indemnification Arrangements

We have entered into indemnification agreements and employment agreements with our directors and executive officers, respectively, pursuant to which we have agreed to indemnify such persons against any liability, damage, cost or expense incurred in connection with the defense of any action, suit or proceeding to which such persons are a party to the extent permitted by applicable law, subject to certain exceptions.

Policies and Procedures for Approving Related Party Transactions

Our Board adopted a Related Party Transactions Policy on April 19, 2012 and subsequently adopted an Amended and Restated Related Party Transactions Policy on March 19, 2025. In accordance with the Related Party Transactions Policy, all Related Party Transactions (as defined herein) must be reported to our Chief Financial Officer and must be reviewed and approved by our audit committee. In determining whether to approve, recommend or ratify a Related Party Transaction, the reviewing party will consider the relevant facts and circumstances of the transaction, including (i) if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, (ii) whether the transaction was or will be undertaken in the ordinary course of business of the Company, (iii) whether the transaction was initiated by the Company, a subsidiary of the Company or the Related Party (as defined herein), (iv) the extent of the Related Party’s interest in the transaction, (v) whether the transaction contravenes the Company’s Code of Conduct or other policies of the Company, (vi) whether the relationship underlying the transaction is believed to be in the best interests of the Company and its stockholders and (vii) if such Related Party is a director or an Immediate Family Member (as defined herein) of a director, the effect that the transaction may have on such director’s status as an independent member of the Board and eligibility to serve on committees of the Board pursuant to SEC rules and applicable stock exchange listing standards.

A “Related Party Transaction” means a consummated or currently proposed transaction (including, but not limited to, a financial transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness) or series of transactions in which (i) a Related Party is involved, (ii) the Company or any of its subsidiaries was or is to be a participant and (iii) the amount involved exceeds the lesser of (x) $120,000 in the aggregate or (y) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years. A Related Party Transaction also includes any material amendment or modification to an existing Related Party Transaction regardless of whether such transaction has previously been approved in accordance with the Related Party Transactions Policy.

A “Related Party” means (i) any person serving as a director, director nominee or executive officer of the Company (as defined in Rule 405 promulgated under the Securities Act and Rule 3b-7 promulgated under the Exchange Act) (ii) a stockholder of more than 5% of any class of the Company’s voting securities, (iii) any Immediate Family Member of a director, director nominee or executive officer of the Company or any Immediate Family Member of a stockholder of more than 5% of any class of the Company’s voting securities, (iv) a person that met the criteria set forth in clause (i) or (ii) at any time during the fiscal year in which a transaction that would otherwise be subject to the Related Party Transactions Policy occurs, even if such person has ceased to have such status during such fiscal year, (v) an entity that is owned or controlled by a person listed clause (i), (ii), (iii) or (iv) or in which any such person serves as an executive officer or general partner or, together with all other persons specified in clauses (i), (ii), (iii) and (iv), owns 10% or more of the equity interests thereof, or (vi) any other person who may be a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act.

An “Immediate Family Member” of a specified person means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such specified person or any person (other than a tenant or an employee) sharing the household of such specified person.

Code of Conduct

We have a Code of Conduct, which is applicable to all our officers, directors and employees. The Code of Conduct addresses, among other things, record retention, conflicts of interest, business opportunities, gifts or favors, proprietary information and disciplinary measures.

A copy of our Code of Conduct is available on our website at investors.ipm.com/corporate-governance. We intend to make any legally required disclosures regarding amendments to, or waivers of, our Code of Conduct on our website at the foregoing internet address.

Insider Trading Policy; Prohibition on Hedges and Pledges

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors and consultants from purchasing or selling our securities while being aware of material, non-public information about the Company, as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees, independent contractors and consultants from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Financial Officer. While the Company is not subject to the insider trading policy, the Company does not trade in its securities when it is in possession of material non-public information other than pursuant to previously adopted Rule 10b5-1 trading plans.

Timing of Stock Option Awards

We have historically granted equity awards on an annual basis and on a discretionary basis in connection with certain events. We do not have a formal policy regarding the timing of awards of option awards in relation to our disclosure of material non-public information. However, our historical practice is to grant option awards three trading days following the release of material non-public information in order to prevent the release of such information from affecting the value of our equity compensation.

Compensation Recovery Policy

We have a compensation recovery policy, which provides, among other things, that in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements under federal securities laws, the Company shall recover from current and former executive officers a portion or all, as applicable, of any incentive-based compensation that is erroneously awarded to such individuals.

Communications with the Board of Directors

The Board welcomes communication from the Company’s stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the board member, members or committee, as applicable, c/o Chief Executive Officer, 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. Our Chief Executive Officer will review and forward correspondence to the appropriate person or persons. The Board has requested that certain items that are unrelated to its duties and responsibilities be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.

The Chief Executive Officer will not forward any communication determined in his good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. Each communication subject to this policy that was not forwarded because it was determined by the Chief Executive Officer to be frivolous is retained in our files and made available at the request of any member of the Board to whom such communication was addressed.

DIRECTOR COMPENSATION

The following table provides compensation information for the year ended December 31, 2025 for each member of our Board during the fiscal year ended December 31, 2025, except for (i) Mr. Katz, our current Chief Executive Officer and Chairman of the Board, and (ii) Ms. Jenny, our current Chief Financial Officer, both of whom did not receive any compensation for their service as a director in 2025 and whose compensation is reported in “Executive Compensation — Summary Compensation Table” below.

Director Compensation Table
Fiscal Year 2025

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)(3)		Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yoram “Rami” Abada	39,000	—	42,648	(4)	—	—	—	81,648
Lance Laifer	37,000	—	42,648	(4)	—	—	—	79,648
Sidney Rabsatt	25,000	—	42,648	(4)	—	—	—	67,648
John Silberstein	41,000	—	42,648	(4)	—	—	—	83,648
Barry Sloane(5)	—	—	—		—	—	—	—

____________

(1)      As of December 31, 2025, none of our directors held any outstanding stock awards.

(2)      Represents the aggregate grant date fair value computed in accordance with Accounting Standards Codification 718, Compensation — Stock Compensation (“ASC 718”), with the exception that the amounts shown assume no forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 9, “Stockholders’ Equity” in the annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 17, 2026.

(3)      The aggregate number of shares underlying unexercised stock options held by each director listed in the table above as of December 31, 2025 was as follows:

Name	Shares Underlying Outstanding Stock Options
Yoram “Rami” Abada	81,000
Lance Laifer	81,000
Sidney Rabsatt	25,000
John Silberstein	75,000
Barry Sloane	—

(4)      Represents the grant date fair value of stock options granted on January 7, 2025 and March 27, 2025 that represent the rights to purchase 15,000 and 10,000 shares of common stock, respectively, all of which have vested and remain unexercised.

(5)      Mr. Sloane did not receive any compensation for his service on the Board during the 2025 fiscal year.

In 2025, the annual cash retainers for each independent director were as follows: (i) an annual cash retainer fee of $21,000 to each independent director, (ii) an additional annual cash retainer fee of $4,000 for service on a committee of the Board, and (iii) an additional annual cash retainer fee for service as the chair of a committee of the Board (to be paid in addition to the $4,000 cash fee for committee service) as follows: (a) audit committee chair — $6,000 and (b) compensation committee, nominating and corporate governance committee and strategic transactions committee chair — $4,000. There have not been any changes to our director retainer policy for 2026.

In January of 2025, the Board authorized the grant of a nonqualified stock option award to each of Messrs. Abada, Laifer, Rabsatt and Silberstein to purchase 15,000 shares of common stock, having a date of grant of January 7, 2025 with an exercise price of $2.01 per share, and vesting in four equal installments on the last day of each calendar quarter in 2025.

In March of 2025, the Board authorized the grant of a nonqualified stock option award to each of Messrs. Abada, Laifer, Rabsatt and Silberstein to purchase 10,000 shares of common stock, having a date of grant of March 27, 2025 with an exercise price of $1.83 per share, and vesting in four equal installments on the last day of each calendar quarter in 2025.

In March of 2026, the Board authorized the grant of a nonqualified stock option award to each of Messrs. Abada, Laifer, Rabsatt and Silberstein to purchase 10,000 shares of common stock, having a date of grant of March 20, 2026 with an exercise price of $1.62 per share, and vesting in four equal installments on the last day of each calendar quarter in 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth as of March 27, 2026 certain information regarding the beneficial ownership of shares of our common stock by: (i) each person who is known by us to own beneficially more than 5% of our common stock, (ii) each member of our Board, each Director Nominee and each of our named executive officers with respect to the year ended December 31, 2025 and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, all common stock is owned directly, the beneficial owners listed in the table below possess sole voting and investment power with respect to the stock indicated and the address for each beneficial owner is c/o Intelligent Protection Management Corp., 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. The applicable percentage ownership is based on 9,085,729 shares of our common stock, excluding shares held by the Company as treasury stock, issued and outstanding as of March 27, 2026.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)
	Number		Percentage
Directors and Named Executive Officers
Jason Katz	959,068	(2)	10.4%
Kara Jenny	160,000	(3)	1.7%
Yoram “Rami” Abada	98,000	(4)	1.1%
Lance Laifer	452,095	(5)	4.9%
John Silberstein	243,015	(6)	2.7%
Adam Zalko	52,000	(7)	* %
Jared Mills	25,000	(8)	* %
Sidney Rabsatt	27,500	(9)	* %
Barry Sloane	—		—
Current Officers and Directors as a Group (9 persons)	2,016,678		20.8%

5% Stockholders
The J. Crew Delaware Trust B	1,470,755	(10)	16.2%
Adam Katz 2012 Revocable Trust	785,377	(11)	8.6%

____________

*        Less than 1%.

(1)      For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares of common stock that such person has the right to acquire within 60 days of March 27, 2026, including through the exercise of stock options. For purposes of computing the percentage of outstanding shares of the Company’s common stock held by each person or group of persons named above, any common stock that such person or persons has the right to acquire within 60 days of March 27, 2026, is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)      Includes 201,265 shares of common stock held by Mr. Katz’s spouse that may be deemed to be beneficially owned by Mr. Katz. Mr. Katz disclaims beneficial ownership of these shares, and nothing herein shall be deemed an admission that Mr. Katz is the beneficial owner of these shares for any purpose. Includes the vested or deemed vested portion of (i) 75,000 shares of common stock underlying a stock option granted on March 28, 2022, all of which have vested, and (ii) a stock option representing the right to purchase 25,000 shares granted on January 7, 2025, all of which have vested.

(3)     Includes the vested or deemed vested portion of (i) 75,000 shares of common stock underlying a stock option granted on December 9, 2019, all of which have vested, (ii) 60,000 shares of common stock underlying a stock option granted on March 28, 2022, all of which have vested, and (iii) a stock option representing the right to purchase 25,000 shares granted on January 7, 2025, all of which have vested.

(4)     Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 6,000 shares of common stock granted on February 2, 2017, all of which have vested, (ii) a stock option representing the right to purchase 6,000 shares of common stock granted on February 16, 2018, all of which have vested, (iii) a stock option representing the right to purchase 6,000 shares of common stock granted on January 11, 2019, all of which have vested, (iv) a stock option representing the right to purchase 6,000 shares of common stock granted on March 25, 2020, all of which have vested, (v) a stock option representing the right to purchase 8,000 shares of common stock granted on March 26, 2021, all of which have vested, (vi) a stock option representing the right to purchase 8,000 shares of common stock granted on March 28, 2022, all of which have vested, (vii) a stock option representing the right to purchase 8,000 shares of common stock granted on March 28, 2023, all of which have vested, (viii) a stock option representing the right to purchase 8,000 shares of common stock granted on March 20, 2024, all of which have vested, (ix) a stock option representing the right to purchase 15,000 shares of common stock granted on January 7, 2025, all of which have vested, (x) a stock option representing the right to purchase 10,000 shares of common stock granted on March 27, 2025, all of which have vested, and (xi) a stock option representing the right to purchase 10,000 shares granted on March 20, 2026, of which 2,500 shares have vested.

(5)      Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 6,000 shares of common stock granted on February 2, 2017, all of which have vested, (ii) a stock option representing the right to purchase 6,000 shares of common stock granted on February 16, 2018, all of which have vested, (iii) a stock option representing the right to purchase 6,000 shares of common stock granted on January 11, 2019, all of which have vested, (iv) a stock option representing the right to purchase 6,000 shares of common stock granted on March 25, 2020, all of which have vested, (v) a stock option representing the right to purchase 8,000 shares of common stock granted on March 26, 2021, all of which have vested, (vi) a stock option representing the right to purchase 8,000 shares of common stock granted on March 28, 2022, all of which have vested, (vii) a stock option representing the right to purchase 8,000 shares of common stock granted on March 28, 2023, all of which have vested, (viii) a stock option representing the right to purchase 8,000 shares of common stock granted on March 20, 2024, all of which have vested, (ix) a stock option representing the right to purchase 15,000 shares of common stock granted on January 7, 2025, all of which have vested, (x) a stock option representing the right to purchase 10,000 shares of common stock granted on March 27, 2025, all of which have vested, and (xi) a stock option representing the right to purchase 10,000 shares granted on March 20, 2026, of which 2,500 shares have vested. Also includes (i) 354,109 shares of common stock held by Hilltop Partners, L.P. and (ii) 14,486 shares of common stock held by Hilltop Offshore, Ltd. Mr. Laifer is the sole director and principal stockholder of Laifer Capital Management, Inc. (“LCM”), which has the sole power to vote and to direct the voting of, and to dispose and to direct the disposition of, the shares of the Company’s common stock beneficially owned by Hilltop Partners, L.P. (of which LCM serves as general partner and investment adviser) and Hilltop Offshore, Ltd. (of which LCM serves as investment adviser).

(6)      Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 6,000 shares of common stock granted on February 16, 2018, all of which have vested, (ii) a stock option representing the right to purchase 6,000 shares of common stock granted on January 11, 2019, all of which have vested, (iii) a stock option representing the right to purchase 6,000 shares of common stock granted on March 25, 2020, all of which have vested, (iv) a stock option representing the right to purchase 8,000 shares of common stock granted on March 26, 2021, all of which have vested, (v) a stock option representing the right to purchase 8,000 shares of common stock granted on March 28, 2022, all of which have vested, (vi) a stock option representing the right to purchase 8,000 shares of common stock granted on March 28, 2023, all of which have vested, (vii) a stock option representing the right to purchase 8,000 shares of common stock granted on March 20, 2024, all of which have vested, (viii) a stock option representing the right to purchase 15,000 shares of common stock granted on January 7, 2025, all of which have vested, (xi) a stock option representing the right to purchase 10,000 shares of common stock granted on March 27, 2025, all of which have vested, and (xii) a stock option representing the right to purchase 10,000 shares granted on March 20, 2026, of which 2,500 shares have vested. Also includes 10,202 shares of common stock held by MLS Family Investors LLC (“MLS”). Mr. Silberstein is the sole manager of MLS and owns approximately 15% of the interest in MLS, and he is co-trustee of JJS New Trust B utd 12/31/2001, a trust of which Mr. Silberstein is a beneficiary, which owns approximately 18% of the interest in MLS. As a result, Mr. Silberstein may be deemed to beneficially own the shares of common stock held by MLS. Mr. Silberstein disclaims beneficial ownership of the shares held by MLS except to the extent of his pecuniary interest therein and nothing herein shall be deemed an admission that Mr. Silberstein is the beneficial owner of these shares for any purpose. Also includes 44 shares of common stock held by Mr. Silberstein’s spouse that may be deemed to be beneficially owned by Mr. Silberstein. Mr. Silberstein disclaims beneficial ownership of the shares held by his spouse and nothing herein shall be deemed an admission that Mr. Silberstein is the beneficial owner of these shares for any purpose.

(7)      Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 2,000 shares of common stock granted on February 1, 2017, all of which have vested, (ii) a stock option representing the right to purchase 15,000 shares of common stock granted on March 28, 2022, all of which have vested, (iii) a stock option representing the right to purchase 10,000 shares of common stock granted on March 28, 2023, all of which have vested, and (iv) a stock option representing the right to purchase 25,000 shares granted on January 7, 2025, all of which have vested.

(8)      Includes the vested or deemed vested portion of a stock option representing the right to purchase 100,000 shares granted on January 7, 2025, of which 25,000 shares have vested.

(9)      Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 15,000 shares of common stock granted on January 7, 2025, all of which have vested, (ii) a stock option representing the right to purchase 10,000 shares of common stock granted on March 27, 2025, all of which have vested, and (iii) a stock option representing the right to purchase 10,000 shares granted on March 20, 2026, of which 2,500 shares have vested.

(10)    Based on the information contained in the Schedule 13G filed with the SEC on November 14, 2024. The principal address of The J. Crew Delaware Trust B is c/o J.P. Morgan Trust Company of Delaware, Trustee, 500 Stanton-Christiana Road, DE3-1600, Newark, Delaware 19713.

(11)    Based on the information contained in the Schedule 13G filed with the SEC on June 14, 2023 and other information available to the Company. The principal address of Adam Katz 2012 Revocable Trust is c/o Roxann Management, 7110 Republic Airport, 2nd Floor, Farmingdale, New York 11735.

EXECUTIVE OFFICERS

Below is information regarding each of our current executive officers. Executive officers are appointed by the Board to serve at the discretion of the Board until their successor is duly elected and qualified or until their earlier death, resignation, or removal. There are no family relationships between any of our directors or executive officers.

Name	Age	Title
Jason Katz	63	Chief Executive Officer and Chairman of the Board
Kara Jenny	57	Chief Financial Officer and Director
Jared Mills	53	President
Adam Zalko	41	Chief Operating Officer

Jason Katz serves as our Chief Executive Officer and Chairman of the Board. His business experience is discussed above in “Proposal 1: Election of Directors.”

Kara Jenny serves as our Chief Financial Officer and as a member of the Board. Her business experience is discussed above in “Proposal 1: Election of Directors.”

Jared Mills was appointed as our President in January of 2025. Mr. Mills is a seasoned technology and business leader with over 20 years of experience in Managed IT Services and Global Scale Multi-Site Private Cloud Datacenter Operations. Mr. Mills previously served as President, Chief Operating Officer and as a director of NTS from March 2019 to January 2025, where he was responsible for overseeing day-to-day operations in sectors such as technology, sales, marketing and service delivery, with a focus on driving profitability and revenue growth. Mr. Mills also served as Chief Technology Officer of Newtek and Newtek Bank from December 2022 to January 2025, where he led the development and execution of technology strategy and oversaw software development, data management, cybersecurity and infrastructure. From December 2021 to December 2023, Mr. Mills served as President, Chief Operating Officer and as a director of Cloud Nine Solutions, Inc., a subsidiary of Newtek and Certified MBE consulting company. From April 2016 to March 2019, Mr. Mills served as Director of Sales and Business Development at Enterprise Technology Services, an IT infrastructure management company. Mr. Mills’s background and experience as a lead executive officer and board member of technology driven companies provides him with extensive and valuable knowledge of managing diverse teams, transforming operations, and creating resilient, high-performance infrastructure.

Adam Zalko was appointed as our Chief Operating Officer in January of 2025. In his capacity as Chief Operating Officer, Mr. Zalko oversees compliance, efficiency, growth, operations and strategic business leadership. With a strong background in technology and business management, Mr. Zalko has significant experience in optimizing operations and driving growth initiatives. Mr. Zalko previously served as our Senior Vice President from February 2023 to January 2025, where he managed all facets of our business, including technology, marketing, customer service, product development, sales, and advertising across multiple business units. From 2018 to February 2023, Mr. Zalko served as Vice President of Engineering, where he played a key role in modernizing infrastructure and increasing project throughput, significantly improving operational efficiency. Mr. Zalko also served as Manager of Development Operations from 2016 to 2018. Prior to that, Mr. Zalko was a Developer at AVM Software from 2007 to 2016, initially as a Developer and then as a Senior Developer. Mr. Zalko received a B.S. in Software Engineering from the Florida Institute of Technology.

EXECUTIVE COMPENSATION

The following discussion provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” under SEC rules and may contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution stockholders not to apply these statements to other contexts.

Overview

The compensation program for our executive officers, as presented in the Summary Compensation Table below, is administered by our Board. The intent of our compensation program is to align our executives’ interests with those of our stockholders, while providing reasonable and competitive compensation.

The purpose of this Executive Compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individual who served as our principal executive officer during fiscal 2025, (ii) our two most highly compensated executive officers, other than the individual who served as our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2025, with compensation during fiscal year 2025 of $100,000 or more, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2025. We refer to these individuals as our “named executive officers.” For 2025, our named executive officers and the positions in which they serve were:

•        Jason Katz, our Chief Executive Officer;

•        Kara Jenny, our Chief Financial Officer;

•        Jared Mills, our President; and

•        Adam Zalko, our Chief Operating Officer.

For 2025, the compensation of our named executive officers consisted of each named executive officer’s base salary.

Compensation of Named Executive Officers

The following discussion summarizes in more detail the executive compensation paid to or earned by our named executive officers in 2025.

Base Salary

The following table sets forth the annual base salary of each of our named executive officers for 2025:

Name	Annual Base Salary
Jason Katz	$225,000
Chief Executive Officer
Kara Jenny(1)	$310,000
Chief Financial Officer
Jared Mills(2)	$325,000
President
Adam Zalko(3)	$265,000
Chief Operating Officer

____________

(1)      On January 2, 2025, the Company entered into a Second Amended and Restated Executive Employment Agreement with Ms. Jenny (the “Second A&R Jenny Employment Agreement”), which, among other things, increased Ms. Jenny’s annualized base salary to $310,000 (an increase of $25,000 from her previous salary), effective retroactively as of January 1, 2025.

(2)      On January 2, 2025, the Company entered into an employment agreement with Mr. Mills (the “Mills Employment Agreement”), which provides for an annualized base salary $325,000.

(3)      On January 2, 2025, the Company entered into an employment agreement with Mr. Zalko (the “Zalko Employment Agreement”), which provides for an annualized base salary $265,000 (an increase of $40,000 from his previous salary), effective retroactively as of January 1, 2025. Effective January 1, 2026, and pursuant to the Zalko Employment Agreement, Mr. Zalko’s annualized base salary was increased from $265,000 to $280,000 (an increase of $15,000 from his previous salary).

2025 Compensation Decisions

2025 Transaction Bonuses

In January 2025, we completed our acquisition of NTS from Newtek and the sale of our “Paltalk”, “Camfrog” and “Vumber” applications and certain assets and liabilities related to such applications to Meteor Mobile Holdings, Inc. (together, the “Transactions”). In connection with the closing of the Transactions, (i) Ms. Jenny and Mr. Zalko were awarded one-time cash bonus payments of $100,000 and $25,000, respectively, and (ii) Mr. Katz, Ms. Jenny and Mr. Zalko were awarded stock option grants representing the right to purchase 25,000 shares of common stock with an exercise price of $2.01 per share. Fifty percent of the shares underlying such stock options vested on January 7, 2025, and the remaining fifty percent vested on July 2, 2025. Additionally, in March 2025, the Board approved a one-time cash bonus payment of $10,000 to Mr. Zalko in connection with his efforts to integrate the cloud infrastructure and cybersecurity operations of NTS into the existing operations of the Company.

Discretionary Cash Bonuses

In March 2026, the compensation committee recommended, and the Board approved, the payment of discretionary cash bonuses of $50,000 to Ms. Jenny, $75,000 to Mr. Mills and $20,000 to Mr. Zalko for their performance during the 2025 fiscal year. Mr. Katz did not receive a cash bonus for the 2025 fiscal year.

2025 Equity Awards

We periodically grant equity awards consisting of stock options to our named executive officers as a means for fostering retention and rewarding long-term value creation by our named executive officers.

In connection with his appointment as our President, on January 7, 2025, the Board awarded Mr. Mills a stock option representing the right to purchase 100,000 shares of common stock at an exercise price of $2.01 per share. The shares underlying the option will vest and become exercisable in four equal annual installments beginning on the first anniversary of the date of grant.

Except as described above, our named executive officers were not granted any equity awards in fiscal year 2025.

2026 Compensation Decisions

On March 20, 2026, the Board awarded each of Mr. Katz, Ms. Jenny, Mr. Mills and Mr. Zalko a stock option representing the right to purchase 50,000, 20,000, 20,000 and 20,000 shares of common stock, respectively, at an exercise price of $1.62 per share. The shares underlying the option will vest and become exercisable in four equal annual installments beginning on the first anniversary of the date of grant.

Employment Agreements

Each of our named executive officers is a party to an employment agreement with the Company. The purpose of our employment agreements is to incentivize our executives to continue providing services to the Company.

Katz Employment Agreement

On March 23, 2022, we entered into an Amended and Restated Employment Agreement with Mr. Katz (the “Katz Prior Agreement”), which amended and restated our employment agreement with Mr. Katz, dated October 7, 2016. The Katz Employment Agreement provided for a one-year term with automatic successive one-year renewals unless earlier terminated in accordance with its terms. Under the Katz Prior Agreement, Mr. Katz was entitled to receive a minimum base salary of $225,000 per year and an annual incentive bonuses to be determined by the Board, based on criteria to be established jointly by the Board and Mr. Katz. The payment of Mr. Katz’s annual incentive bonus was contingent on him being employed by the Company on the date that such bonus is paid.

Pursuant to the Katz Prior Agreement, if Mr. Katz’s employment was terminated (i) by the failure of the Company to renew Mr. Katz’s employment agreement for a renewal term, (ii) by the Company without “cause” (as defined in the Katz Prior Agreement) or (iii) by Mr. Katz for “good reason” (as defined in the Katz Prior Agreement), then subject to certain limitations and Mr. Katz’s compliance with certain conditions, the Company was required to pay Mr. Katz severance equal to three months’ base salary, payable in three equal monthly installments. In addition, the Company was required to continue to pay the Company’s portion of Mr. Katz’s monthly health insurance premiums, if Mr. Katz was eligible and elected to continue health insurance under COBRA, for the earlier of (i) three months following Mr. Katz’s termination of employment or (ii) the date Mr. Katz’s coverage under such group health plan terminated for any reason. Mr. Katz was entitled to the same severance benefits in the event that his employment was terminated prior to, in connection with or following a Change in Control (as defined in the Katz Prior Agreement). In addition, the Katz Prior Agreement contained customary provisions relating to confidentiality, non-solicitation and non-competition.

On January 2, 2025, we entered into a Second Amended and Restated Executive Employment Agreement with Mr. Katz (the “Second A&R Katz Employment Agreement”), which amended and restated the Katz Prior Agreement. Except as described below, all other terms and conditions of the Second A&R Katz Employment Agreement are substantially the same as such terms and conditions under the Katz Prior Agreement.

The Second A&R Katz Employment Agreement, among other things, (i) modified Mr. Katz’s title and duties to reflect his role of Chief Executive Officer and (ii) provides that if Mr. Katz’s employment is terminated by the failure of the Company to renew the Second A&R Katz Employment Agreement for a renewal term or is terminated by the Company without “cause” (as defined in the Second A&R Katz Employment Agreement) or if Mr. Katz resigns for “good reason” (as defined in the Second A&R Katz Employment Agreement), then, subject to Mr. Katz’s execution of a general release of claims in favor of the Company and compliance with certain other restrictive covenants in the Second A&R Katz Employment Agreement, the Company will (a) pay Mr. Katz severance equal to one times Mr. Katz’s then-current annualized base salary, less the amount of all compensation paid to Mr. Katz during the then-current term of the Second A&R Katz Employment Agreement; provided, that in no event will such payment equal less than four months of Mr. Katz’s then-current annualized base salary, and (b) continue to pay Mr. Katz’s health insurance premiums for the earlier of the remainder of the then-current term of the Second A&R Katz Employment Agreement or the date Mr. Katz’s coverage terminates for any reason.

Jenny Employment Agreement

On March 23, 2022, we entered into an Amended and Restated Employment Agreement with Ms. Jenny (the “Jenny Prior Agreement”), which amended and restated our employment agreement with Ms. Jenny, dated December 9, 2019. The Jenny Prior Agreement provided for a one-year term with automatic successive one-year renewals unless earlier terminated in accordance with its terms. Under the Jenny Prior Agreement, Ms. Jenny was entitled to receive a minimum base salary of $285,000 per year and an annual incentive bonus, which, for calendar years after 2020, was determined by the Board, based on criteria to be established jointly by the Board and Ms. Jenny. The payment of Ms. Jenny’s annual incentive bonus was contingent on her being employed by the Company on the date that such bonus was paid.

Pursuant to the Jenny Prior Agreement, if Ms. Jenny’s employment was terminated (i) by the failure of the Company to renew Ms. Jenny’s employment agreement for a renewal term, (ii) by the Company without “cause” (as defined in the Jenny Prior Agreement) or (iii) by Ms. Jenny for “good reason” (as defined in the Jenny Prior Agreement), then subject to certain limitations and Ms. Jenny’s compliance with certain conditions, the Company was required to pay Ms. Jenny severance equal to three months’ base salary, payable in three equal monthly installments. In addition, the Company was required to continue to pay the Company’s portion of Ms. Jenny’s monthly health insurance premiums, if Ms. Jenny was eligible and elected to continue health insurance under COBRA, for the earlier of (i) three months following Ms. Jenny’s termination of employment or (ii) the date Ms. Jenny’s coverage under such group health plan terminated for any reason. Ms. Jenny was entitled to the same severance benefits in the event that her employment was terminated prior to, in connection with or following a Change in Control (as defined in the Jenny Prior Agreement). In the event of a Change in Control (as defined in the Jenny Prior Agreement), if Ms. Jenny was terminated by the Company other than for Cause, or if Ms. Jenny terminated her employment with the Company for Good Reason, then

Ms. Jenny was entitled to severance equal to 12 months of Ms. Jenny’s then-current annualized base salary (as such terms are defined in the Jenny Prior Agreement). In addition, Jenny Prior Agreement contained customary provisions relating to confidentiality, non-solicitation and non-competition.

On January 2, 2025, we entered into the Second A&R Jenny Employment Agreement, which amended and restated the Jenny Prior Agreement. Except as provided herein, all other terms and conditions of the Second A&R Jenny Employment Agreement are substantially the same as such terms and conditions under the Jenny Prior Agreement.

The Second A&R Jenny Employment Agreement, among other things, (i) increased Ms. Jenny’s annualized base salary from $285,000 to $310,000, effective retroactively as of January 1, 2025, and (ii) provides that if Ms. Jenny’s employment is terminated by the failure of the Company to renew the Second A&R Jenny Employment Agreement for a renewal term or is terminated by the Company without “cause” (as defined in the Second A&R Jenny Employment Agreement) or if Ms. Jenny resigns for “good reason” (as defined in the Second A&R Jenny Employment Agreement), then, subject to Ms. Jenny’s execution of a general release of claims in favor of the Company and compliance with certain other restrictive covenants in the Second A&R Jenny Employment Agreement, the Company will (a) pay Ms. Jenny severance equal to one times Ms. Jenny’s then-current annualized base salary, less the amount of all compensation paid to Ms. Jenny during the then-current term of the Second A&R Jenny Employment Agreement; provided, that in no event will such payment equal less than four months of Ms. Jenny’s then-current annualized base salary, and (b) continue to pay Ms. Jenny’s health insurance premiums for the earlier of the remainder of the then-current term of the Second A&R Jenny Employment Agreement or the date Ms. Jenny’s coverage terminates for any reason.

Mills Employment Agreement

On January 2, 2025, the Company entered into the Mills Employment Agreement. The Mills Employment Agreement provides that Mr. Mills’ annualized base salary will be $325,000, effective as of January 2, 2025. Mr. Mills’ base salary will be reviewed by the Board annually and may be increased, but not decreased, at the discretion of Board.

The Mills Employment Agreement has a one-year term with automatic successive one-year renewals, unless earlier terminated in accordance with the terms of the Mills Employment Agreement. Any annual incentive bonuses awarded pursuant to the Mills Employment Agreement will be determined by the Board, based on criteria to be established jointly by the Board and Mr. Mills.

In addition, the Mills Employment Agreement provides that if Mr. Mills is terminated by the failure of the Company to renew the Mills Employment Agreement for a renewal term, is terminated by the Company without “cause” (as defined in the Mills Employment Agreement) or resigns for “good reason” (as defined in the Mills Employment Agreement), then, subject to Mr. Mills’s execution of a general release of claims in favor of the Company and compliance with certain other restrictive covenants in the Mills Employment Agreement, the Company will (a) pay Mr. Mills severance equal to one times Mr. Mills’s then-current annualized base salary, less the amount of all compensation paid to Mr. Mills during the then-current term of the Mills Employment Agreement; provided, that in no event will such payment equal less than four months of Mr. Mills’s then-current annualized base salary, and (b) continue to pay Mr. Mills’s health insurance premiums for the earlier of the remainder of the then-current term of the Mills Employment Agreement or the date Mr. Mills’s coverage terminates for any reason.

The Mills Employment Agreement also contains customary provisions relating to, among other things, confidentiality, non-competition, non-solicitation and non-disparagement.

Zalko Employment Agreement

On January 2, 2025, the Company entered into the Zalko Employment Agreement. The Zalko Employment Agreement provides that Mr. Zalko’s annualized base salary will be $265,000 (an increase of $40,000 from his previous salary), effective retroactively as of January 1, 2025. Commencing on January 1, 2026, Mr. Zalko is entitled to receive an annualized base salary of $280,000, prorated for any partial years of employment with the Company. Mr. Zalko’s base salary will be reviewed by the Board annually and may be increased, but not decreased, at the discretion of Board.

The Zalko Employment Agreement has a one-year term with automatic successive one-year renewals, unless earlier terminated in accordance with the terms of the Zalko Employment Agreement. Any annual incentive bonuses awarded pursuant to the Zalko Employment Agreement will be determined by the Board, based on criteria to be established jointly by the Board and Mr. Zalko.

In addition, the Zalko Employment Agreement provides that if Mr. Zalko is terminated by the failure of the Company to renew the Zalko Employment Agreement for a renewal term, is terminated by the Company without “cause” (as defined in the Zalko Employment Agreement) or resigns for “good reason” (as defined in the Zalko Employment Agreement), then, subject to Mr. Zalko’s execution of a general release of claims in favor of the Company and compliance with certain other restrictive covenants in the Zalko Employment Agreement, the Company will (a) pay Mr. Zalko severance equal to one times Mr. Zalko’s then-current annualized base salary, less the amount of all compensation paid to Mr. Zalko during the then-current term of the Zalko Employment Agreement; provided, that in no event will such payment equal less than four months of Mr. Zalko’s then-current annualized base salary, and (b) continue to pay Mr. Zalko’s health insurance premiums for the earlier of the remainder of the then-current term of the Zalko Employment Agreement or the date Mr. Zalko’s coverage terminates for any reason.

The Zalko Employment Agreement also contains customary provisions relating to, among other things, confidentiality, non-competition, non-solicitation and non-disparagement.

Summary Compensation Table

The following table sets forth information regarding the total compensation received by, or earned by, our named executive officers during the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Jason Katz	2025	225,000	—	—	44,221	—	6,750	(3)	275,971
Chief Executive Officer	2024	225,000	—	—	—	—	6,596	(4)	231,596
Kara Jenny	2025	310,000	150,000	—	44,221	—	9,301	(3)	513,522
Chief Financial Officer	2024	285,000	—	—	—	—	5,923	(4)	290,923
Jared Mills(5)	2025	325,000	75,000	—	189,276	—	9,751	(3)	599,027
President	—	—	—	—	—	—	—		—
Adam Zalko	2025	265,000	30,000	—	44,221	—	7,951	(3)	347,172
Chief Operating Officer	2024	225,000	—	—	—	—	7,728	(4)	232,728

____________

(1)      Represents the amount of base salary actually earned by the named executive officer. For additional information concerning our named executive officer base salaries, see “Compensation of Named Executive Officers — Base Salary.”

(2)      Represents the amount recognized for financial statement reporting purposes in accordance with ASC 718, with the exception that the amounts shown assume no forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 9, “Stockholders’ Equity” in the annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 17, 2026.

(3)      Includes amount paid during 2025 for group life insurance premiums and 401(k) plan contributions.

(4)      Includes amount paid during 2024 for group life insurance premiums and 401(k) plan contributions.

(5)      Information for 2024 is not included because Mr. Mills was not a named executive officer during 2024.

Narrative Disclosure Regarding Summary Compensation Table

Katz Compensation

For fiscal years 2025 and 2024, Mr. Katz received annual base compensation of $225,000. Mr. Katz did not receive a cash bonus during 2025 and 2024. In connection with the closing of the Transactions, in January 2025, Mr. Katz was awarded a stock option representing the right to purchase 25,000 shares of common stock with an exercise price of $2.01 per share.

Jenny Compensation

For fiscal years 2025 and 2024, Ms. Jenny received annual base compensation of $285,000. In connection with the closing of the Transactions, in January 2025, Ms. Jenny was awarded (i) a stock option representing the right to purchase 25,000 shares of common stock with an exercise price of $2.01 per share and (ii) a one-time cash bonus payment of $100,000. In addition, in March 2026, Ms. Jenny received a cash bonus of $50,000 for her performance during the 2025 fiscal year. Ms. Jenny did not receive a cash bonus or any stock or option awards during 2024.

Mills Compensation

For fiscal year 2025, Mr. Mills received annual base compensation of $325,000. In connection with his appointment as our President, on January 7, 2025, the Board awarded Mr. Mills a stock option representing the right to purchase 100,000 shares of common stock at an exercise price of $2.01 per share. In addition, in March 2026, Mr. Mills received a cash bonus of $75,000 for his performance during the 2025 fiscal year.

Zalko Compensation

For fiscal year 2025, Mr. Zalko received annual base compensation of $265,000. For fiscal year 2024, Mr. Zalko received annual base compensation of $225,000. In connection with the closing of the Transactions, in January 2025, Mr. Zalko was awarded (i) a stock option representing the right to purchase 25,000 shares of common stock with an exercise price of $2.01 per share, and (ii) a one-time cash bonus payment of $15,000. In addition, in March 2026, Mr. Zalko received a cash bonus of $25,000 for his performance during the 2025 fiscal year. Mr. Zalko did not receive a cash bonus or any stock or option awards during 2024.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the total outstanding equity awards as of December 31, 2025 for each named executive officer.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Jason Katz	03/28/2022(1)	75,000	—	—	2.66	03/27/2032
	01/07/2025(2)	25,000	—	—	2.01	01/06/2035
Kara Jenny	12/09/2019(3)	75,000	—	—	1.78	12/08/2029
	03/28/2022(1)	60,000	—	—	2.66	03/27/2032
	01/07/2025(2)	25,000	—	—	2.01	01/06/2035
Jared Mills	01/07/2025(4)	—	100,000	—	2.01	01/06/2035
Adam Zalko	02/01/2017(5)	2,000	—	—	4.15	01/31/2027
	03/28/2022(6)	15,000	—	—	2.66	03/27/2032
	03/28/2023(6)	10,000	—	—	1.94	03/27/2033
	01/07/2025(2)	25,000	—	—	2.01	01/06/2035

____________

(1)      One-third of the shares of common stock underlying this stock option vested and became exercisable on the date of grant. The remaining unvested shares vested and became exercisable in twenty-four equal monthly installments on each of the first twenty-four monthly anniversaries of the grant date.

(2)      Fifty percent (50%) of the shares of common stock underlying this stock option vested and became exercisable on the date of grant. The remaining fifty percent (50%) of the shares of common stock underlying this stock option vested and became exercisable on July 2, 2025.

(3)      The shares of common stock underlying this stock option vested and became exercisable twenty-five percent (25%) on each of December 9, 2020, 2021, 2022 and 2023, respectively.

(4)      The shares of common stock underlying this stock option will vest and become exercisable in four equal annual installments beginning on the first anniversary of the grant date.

(5)      The shares of common stock underlying this stock option vested and became exercisable twenty-five percent (25%) on each of February 1, 2018, 2019, 2020 and 2021, respectively.

(6)      On January 2, 2025, in connection with the closing of the Transactions, the shares of common stock underlying this stock option vested and became exercisable under the terms of the Intelligent Protection Management Corp. 2016 Long-Term Incentive Plan (the “2016 Plan”).

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed calendar years. In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that are reported in the Summary Compensation Table, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both reported in our Summary Compensation Table, as well as the adjusted values required in this section, for the 2025, 2024 and 2023 fiscal years.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment based on TSR(5) ($)	Net (Loss) Income(6) ($)
2025	275,971	275,971	486,573	486,215	130.30	(1,956,536)
2024	231,596	238,996	261,826	268,476	150.76	(8,426,209)
2023	232,167	264,139	287,907	316,883	177.27	(1,067,335)

____________

(1)      The dollar amounts reported this column are the amounts of total compensation reported for Jason Katz, our Chief Executive Officer (the “PEO”), for each corresponding year in the “Total” column of the Summary Compensation Table. For additional information, see “Executive Compensation — Summary Compensation Table.”

(2)      The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Katz, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by, or paid to, Mr. Katz during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Katz’s total compensation as reported in the Summary Compensation Table for each year to determine compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Exclusion of Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2025	275,971	(44,221)	44,221	275,971
2024	231,596	—	7,400	238,996
2023	232,167	—	31,972	264,139

____________

(a)      Represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(b)     The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year, (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year, (iii) for awards that are granted and vest in same year, the fair value as of the vesting date, (iv) for awards granted in prior years that vested in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value, (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year, and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	—	—	44,221	—	—	—	44,221
2024	—	—	—	7,400	—	—	7,400
2023	—	7,852	—	24,121	—	—	31,972

(3)      The dollar amounts reported in this column represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Katz) in the “Total” column of the Summary Compensation Table in each applicable year. For 2023 and 2024, the NEOs (excluding Mr. Katz) included for purposes of calculating the average amounts are Kara Jenny, our Chief Financial Officer, and Adam Zalko, who served as our Senior Vice President during such years. For 2025, the NEOs (excluding Mr. Katz) included for purposes of calculating the average amounts are Ms. Jenny, Mr. Zalko, who was appointed as our Chief Operating Officer in January 2025, and Mr. Mills, who was appointed as our President in January 2025.

(4)      The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Katz), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by, or paid to, the named executive officers as a group (excluding Mr. Katz) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Katz) as reported in the Summary Compensation Table for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Exclusion of Average Reported Value of Equity Awards(a) ($)	Average Equity Award Adjustments(b) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	486,573	(92,572)	92,214	486,215
2024	261,826	—	6,650	268,476
2023	287,907	(9,700)	38,676	316,883

____________

(a)      Represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(b)      The amounts deducted or added in calculating the total average equity award adjustments are as follows:
Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	63,092	—	29,481	(358)	—	—	92,214
2024	—	2,938	—	3,713	—	—	6,650
2023	12,400	7,875	—	18,401	—	—	38,676

(5)      Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2023, 2024 or 2025. The amounts reported in this column reflect the Company’s cumulative TSR as of December 31 of each year presented, assuming an initial fixed $100 investment on December 31, 2022.

(6)      The dollar amounts reported represent the amount of net (loss) income reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance and, therefore, do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net (Loss) Income

The following chart sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our NEOs as a group (excluding Mr. Katz), and our net (loss) income during the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid Versus Company Net (Loss) Income
Compensation Actually Paid ($ Thousands)
$600
$500
$400
$300
$200
$100
$-
2023
2024
2025
Fiscal Year
$-
$(1,000)
$(2,000)
$(3,000)
$(4,000)
$(5,000)
$(6,000)
$(7,000)
$(8,000)
$(9,000)
Company Net (Loss) Income ($ Thousands)
Compensation Actually Paid to PEO
Average Compensation Actually Paid to NEOs (Excluding Mr. Katz)

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our NEOs as a group (excluding Mr. Katz), and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Thousands)
$600
$500
$400
$300
$200
$100
$-
Company TSR (FYE 2022 Indexed to $100)
$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
2023
2024
2025
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to NEOs (Excluding Mr. Katz)

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 about compensation plans under which shares of our common stock may be issued to employees, executive officers or members of our Board upon the exercise of options, warrants or rights under all of our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	687,895	$2.41	635,692(1)
Equity compensation plans not approved by security holders	—	$—	—
Total	687,895	$2.41	635,692

____________

(1)      Represents shares of common stock available for issuance under the 2025 Plan (defined below), which permits the issuance of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards.

In May 2011, our Board adopted the Intelligent Protection Management Corp. 2011 Long-Term Incentive Plan (the “Original 2011 Plan”). In October 2011, our Board amended and restated the Original 2011 Plan (the “2011 Plan” and, with the 2016 Plan, together, the “Prior Plans”) and adopted the 2011 Plan to allow for the issuance of incentive stock option awards. The 2011 Plan was adopted to attract and retain the services of key employees, key contractors and outside directors. The 2011 Plan provided for the granting of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards. The 2011 Plan was administered by our Board and was replaced by the 2016 Plan.

In March 2016, our Board adopted the 2016 Plan, which was approved by our stockholders in May 2016. The 2016 Plan was adopted to attract and retain the services of key employees, key contractors and outside directors. The 2016 Plan provides for the granting of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards. The 2016 Plan was administered by the compensation committee and was replaced by the 2025 Plan.

In March 2025, our Board adopted the Intelligent Protection Management Corp. 2025 Long-Term Incentive Plan (the “2025 Plan”), which was approved by our stockholders in May 2025. The 2025 Plan was adopted to attract and retain the services of key employees, key contractors and outside directors. The 2025 Plan provides for the granting of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards. The 2025 Plan is administered by the compensation committee.

PROPOSAL 2: THE RATIFICATION OF THE APPOINTMENT OF GRASSI & CO., CPAs,
P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grassi has served as the Company’s independent registered public accounting firm since March 18, 2024.

The Board has selected Grassi as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board is asking stockholders to ratify the appointment of Grassi as our independent registered public accounting firm for the fiscal year ending December 31, 2026. If our stockholders do not ratify the appointment of Grassi at the Annual Meeting, the Board may consider other accounting firms for the fiscal year ending December 31, 2026. The Board will be under no obligation, however, to appoint a new independent registered public accounting firm.

We expect that representatives of Grassi will virtually attend the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the Annual Meeting.

Vote Required

The ratification of the appointment of Grassi as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting.

The Board recommends that you vote “FOR” the ratification of the selection of Grassi to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

As discussed above, Grassi has served as the Company’s independent registered public accounting firm since March 18, 2024.

Fees Paid to Independent Registered Public Accounting Firm

The following table shows the aggregate fees billed to us by Grassi for professional services rendered in 2025 and 2024:

	2025	2024
Audit Fees	$375,038	$208,635
Audit-Related Fees	4,110	35,688
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$379,148	$244,323

Audit Fees.    Audit fees for 2025 and 2024 consisted of fees related to the audit and review of our consolidated financial statements, review of our interim consolidated financial statements, review of certain financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. We incurred audit fees of $375,038 and $208,635 for 2025 and 2024, respectively.

Audit-Related Fees.    We incurred audit related fees of $4,110 in 2025 in connection with review of a registration statement. The audit-related fees for 2024 included fees of (i) $25,688 paid to Grassi in connection with our acquisition of NTS from Newtek and (ii) $10,000 paid to Grassi in connection with review of discontinued operations disclosures.

Tax Fees.    There were no tax fees for 2025 or 2024.

All Other Fees.    There were no other service fees for 2025 or 2024.

Approval of Independent Registered Public Accounting Firm Services and Fees

The SEC requires that before our independent registered public accounting firm is engaged by us to render any audit or permitted non-audit related service, the engagement be either: (i) approved by our audit committee or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee; provided that the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

Our audit committee is responsible for pre-approving all services provided by our independent registered public accounting firm. All of the above services and fees for 2025 and 2024 were pre-approved by our audit committee.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2027 annual meeting must be received no later than December 16, 2026. However, pursuant to such rule, if the 2027 annual meeting is held on a date that is before April 7, 2027 or after June 6, 2027, then a stockholder proposal submitted for inclusion in our proxy statement for the 2027 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2027 annual meeting.

Stockholders wishing to submit proposals to be presented directly at our next annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our Bylaws and applicable law concerning stockholder proposals. To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices between January 7, 2027 and February 6, 2027; provided, however, if and only if the 2027 annual meeting is not scheduled to be held between April 7, 2027 or July 6, 2027 such stockholder’s notice must be received by the Company at its principal executive offices not earlier than 120 days prior to the date of the 2027 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2027 annual meeting or (B) the date which is 90 days prior to the date of the 2027 annual meeting.

Stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to the Secretary of the Company that sets forth the information required by Rule 14a-19 of the Exchange Act in accordance with, and within the time period prescribed in, the advance notice provisions of our Bylaws.

A copy of the Company’s 2025 Annual Report on Form 10-K (and any exhibits thereto) is available without charge upon written request to Intelligent Protection Management Corp., Attention: Kara Jenny, Financial Reporting, 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753.

ANNUAL MEETING OF STOCKHOLDERS OF INTELLIGENT PROTECTION MANAGEMENT CORP. May 7, 2026 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: Annual Meeting of Stockholders, Proxy Statement, Proxy Card and 2025 Annual Report are available at www.astproxyportal.com/ast/24835 GO GREEN Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20730000000000001000 4 050726 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1 AND “FOR” ITEM 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1 AND “FOR” ITEM 2. 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: 1. Jason Katz 2. Kara Jenny 3. Yoram “Rami” Abada 4. Lance Laifer 5. Sidney Rabsatt 6. John Silberstein 7. Barry Sloane 2. To ratify the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026. FOR AGAINST ABSTAIN INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 INTELLIGENT PROTECTION MANAGEMENT CORP. ANNUAL MEETING OF STOCKHOLDERS May 7, 2026 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) hereby appoints Jason Katz and Kara Jenny, or either of them, as prox-ies, each with the power to appoint his or her substitute, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Intelligent Protection Management Corp. (the “Company”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held beginning at 9:00 a.m. Eastern Time online at edge.media-server.com/mmc/p/tid8riw2 (password: intelligent2026), on May 7, 2026, and any recesses, adjournments or postponements thereof. The undersigned hereby acknowl-edges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1 AND “FOR” ITEM 2. This proxy, when properly executed, will be voted in the manner directed. If no such directions are specified, this proxy will be voted “FOR ALL NOMINEES” in Item 1 and “FOR” Item 2 and in the discre-tion of the proxy holder on any other matter that may properly be brought before the Annual Meeting and any recesses, postponements or adjournments thereof. (Continued and to be signed on the reverse side) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF INTELLIGENT PROTECTION MANAGEMENT CORP. May 7, 2026, at 9:00 a.m. Eastern Time PROXY VOTING INSTRUCTIONS INTERNET - Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-201-299-4446 worldwide from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 p.m. Eastern Time the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The Company will be hosting the meeting virtually this year. To attend the virtual meeting, please visit edge.media-server.com/mmc/p/tid8riw2 and be sure to have your control number available. The meeting password is intelligent2026. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and 2025 Annual Report are available at www.astproxyportal.com/ast/24835 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20730000000000001000 4 050726 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1 AND “FOR” ITEM 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: 1. Jason Katz 2. Kara Jenny 3. Yoram “Rami” Abada 4. Lance Laifer 5. Sidney Rabsatt 6. John Silberstein 7. Barry Sloane 2. To ratify the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026. FOR AGAINST ABSTAIN INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.